                                                                 Exhibit 10.15


                         BOARD REPRESENTATION AGREEMENT

         AGREEMENT dated as of __________ among Ingram Micro Inc., a Delaware corporation ("MICRO"), and each Person listed on the signature pages hereof.

         WHEREAS, Micro believes it is in the best interest of Micro and its stockholders to become a free standing corporation rather than a subsidiary of Ingram Industries Inc. ("Industries"); and

         WHEREAS, Micro believes that the proposed Split-Off (as defined herein) from Industries will facilitate its ability to raise capital, including its initial public offering, and will allow Micro to more effectively design incentives for its employees, all to the benefit of Micro and its stockholders; and

         WHEREAS, the Family Stockholders (as defined herein) are willing to relinquish certain rights in exchange for the bargained for provisions of this Agreement (all of which are, and are intended to be, an inducement for the Family Stockholders to effect the Split-Off); and


         WHEREAS, the parties hereto desire to provide for certain rights and obligations relating to the composition and qualifications of the board of directors of Micro following the date hereof;

         Accordingly, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt, sufficiency and mutuality of which are hereby acknowledged by each of the parties hereto, the parties hereto agree as follows:


                                   ARTICLE  1

                                  DEFINITIONS

SECTION 1.1  DEFINITIONS.

         (a) The following terms, as used herein, have the following meanings:

         "APPROVING FAMILY STOCKHOLDERS" means the QTIP Marital Trust created under the E. Bronson Ingram Revocable Trust Agreement dated January 4, 1995, Martha R. Ingram, Orrin H. Ingram, II, John R. Ingram, David B. Ingram, Robin
B. Ingram Patton, the E. Bronson Ingram 1995 Charitable Remainder 5% Unitrust, the Martha and Bronson Ingram Foundation, the Trust for Orrin Henry Ingram, II, under Agreement with E. Bronson Ingram dated October 27, 1967, the Trust for the Benefit of Orrin Henry Ingram, II, under Agreement with E. Bronson Ingram dated June 14, 1968, the Trust for Orrin Henry Ingram, II, under Agreement with Hortense B. Ingram dated December 22, 1975, The Orrin H. Ingram Irrevocable Trust dated July 9, 1992, the Trust for the Benefit of Orrin H. Ingram established by Martha R. Rivers under Agreement of Trust originally dated April 30, 1982, as amended, the Trust for John Rivers Ingram, under Agreement with E. Bronson Ingram dated October 27, 1967, the Trust for John Rivers Ingram, under

Agreement with Hortense B. Ingram dated December 22, 1975, The John R. Ingram Irrevocable Trust dated July 9, 1992, the Trust for the Benefit of John R. Ingram established by Martha R. Rivers under Agreement of Trust originally dated April 30, 1982,The John and Stephanie Ingram Family 1996 Generation Skipping Trust, the Trust for David B. Ingram, under Agreement with Hortense B. Ingram dated December 22, 1975, The David B. Ingram Irrevocable Trust dated July 9, 1992, the Trust for the Benefit of David B. Ingram established by Martha R. Rivers under Agreement of Trust originally dated April 30, 1982, the David and Sarah Ingram Family 1996 Generation Skipping Trust, the Trust for Robin Bigelow Ingram, under Agreement with E. Bronson Ingram dated October 27, 1967, Trust for Robin Bigelow Ingram, under Agreement with Hortense B. Ingram dated December 22, 1975, The Robin Ingram Patton Irrevocable Trust, dated July 9, 1992 and Trust for the Benefit of Robin B. Ingram established by Martha R. Rivers under Agreement of Trust originally date April 30, 1982 and all Permitted Transferees of each such Person.

         "APPROVING VOTING POWER" means, as of any date, the number of votes able to be cast pursuant to Section 2.5(d) by the Approving Family Stockholders consistent with Exhibit A hereto.

         "BOARD" means the board of directors of Micro.

         "FAIR MARKET VALUE" means with respect to the Micro Common Shares, as of any given date or dates, the reported closing price of a share of such class of common stock on such exchange or market as is the principal trading market for such class of common stock. If such class of common stock is not traded on an exchange or principal trading market on such date, the fair market value of a Micro Common Share shall be determined by the Board in good faith taking into account as appropriate recent sales of the Micro Common Shares, recent valuations of the Micro Common Shares, the lack of liquidity of the Micro Common Shares, the fact that the Micro Common Shares may represent a minority interest and such other factors as the Committee shall in its discretion deem relevant or appropriate.

         "FAMILY AGENT" means a Person appointed by a majority of the Approving Voting Power of the Approving Family Stockholders from time to time as provided in Section 3.13 of this Agreement.

         "FAMILY STOCKHOLDERS" means the Persons listed on the signature pages hereof (other than Micro) and all Permitted Transferees of each such Person.

         "INDEPENDENT" means, with respect to any Person, a Person who shall
(i) not be an executive officer or other employee of Micro and (ii) not be a member of the Ingram Family.

         "INGRAM FAMILY" means Martha R. Ingram, her descendants (including adopted persons and their descendants) and their respective spouses.

                                       2

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         "MICRO COMMON SHARES" means the shares of common stock of Micro, including the Class B common stock and the Class A common stock, par value $0.01 per share, of Micro.

         "OUTSTANDING VOTING POWER" means, as of any date, the number of votes able to be cast for the election of directors represented by all Micro Common Shares outstanding on such date.

         "PERMITTED TRANSFEREE" means, with respect to any Family Stockholder, any of the other Family Stockholders or any of their respective spouses, descendants (including adopted persons and their descendants), estates, affiliates or any trust or other entities for the benefit of any of the foregoing Persons and beneficiaries of the E. Bronson Ingram QTIP Marital Trust upon the death of Martha R. Ingram, whether the transfer occurs voluntarily during life or at death, whether by appointment, will or intestate descent or distribution. Without limiting the generality of the foregoing, transfers from the QTIP Marital Trust created under the E. Bronson Ingram Revocable Trust Agreement dated January 4, 1995 to the Martha and Bronson Ingram Foundation, the Ingram Charitable Fund or any of the other beneficiaries thereof shall be deemed to be transfers to Permitted Transferees.

         "PERSON" means an individual, corporation, partnership, limited liability company, trust, association or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "SPLIT-OFF" means the contemplated distribution by Industries of all the stock of Micro and Ingram Entertainment Inc. to certain stockholders of Industries effected in accordance with Section 355 of the Internal Revenue Code of 1986, as amended.

         (b) Each of the following terms is defined in the Section set forth opposite such term:

         Term                                                                 Section
         ----                                                                 -------
         Approving Family Stockholder Notice . . . . . . . . . . . . .          2.5

         Date of Confirmation  . . . . . . . . . . . . . . . . . . . .          2.5

         Family Directors  . . . . . . . . . . . . . . . . . . . . . .          2.2

         Independent Directors . . . . . . . . . . . . . . . . . . . .          2.2

         Management Director . . . . . . . . . . . . . . . . . . . . .          2.2

         Significant Actions . . . . . . . . . . . . . . . . . . . . .          2.5





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





                                   ARTICLE 2

                   BOARD COMPOSITION AND CORPORATE GOVERNANCE


         SECTION 2.1 NUMBER OF DIRECTORS; TERM; QUORUM; VOTE. The bylaws of Micro shall provide for a Board consisting of at least eight and no more than nine members. The term of each director will be one year, commencing immediately following the annual meeting of stockholders at which such director is to be elected and ending at such time after the next annual meeting of stockholders as his or her successor is elected and qualified or upon such director's death, or earlier resignation or removal in accordance with this Agreement or applicable law. Except as otherwise provided herein, the bylaws of Micro shall provide that the vote of a majority of the entire Board of directors shall be required for all actions of the Board.

         SECTION 2.2 QUALIFICATIONS OF DIRECTORS; SUBSEQUENT NOMINATIONS OF DIRECTORS .

         (a) COMPOSITION AND QUALIFICATIONS OF THE BOARD. The Family Stockholders agree to vote their shares of Micro Common Shares to cause the Board, from and after the date of this Agreement and until their successors are duly elected and qualified in accordance with law and the terms of this Agreement, to consist of the chief executive officer of Micro, three individuals named by the Family Stockholders and who may be Family Stockholders, and four individuals who shall be Independent and who shall have been approved by the Family Stockholders. All subsequent nominations of persons for election to the Board contained in proxy soliciting material distributed on behalf of Micro during the term of this Agreement will be made by the Nominating Committee, and all persons proposed to fill vacancies on the Board, shall in each case be consistent with the provisions of Micro's bylaws which shall provide the following qualifications for directors:

         (i) Three individuals who are designated by the Family Stockholders and who need not be Independent and may be Family Stockholders (the "Family Directors");

         (ii) One individual who is designated by the chief executive officer of Micro, who need not be Independent and who may be the chief executive officer of Micro (the "Management Director"); and

         (iii) Four (in the case of a board consisting of eight directors) or five (in the case of a board consisting of nine directors) individuals, as the case may be from time to time, who shall be Independent (the "Independent Directors").

         (b) ADDITION OF NINTH DIRECTOR. After the election and qualification of the eight directors as set forth in this Section 2.2 above, the Board may be expanded to nine directors by the affirmative vote of a majority of such eight directors. Such ninth director shall have the qualifications of being nominated by a majority of the Nominating Committee and shall be Independent. After the initial qualification and election of such ninth director as set forth in this





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Section 2.2(b), any vacancy created by the death, resignation or removal of such director shall be filled pursuant to Section 2.3 below.

         SECTION 2.3 FILLING OF VACANCIES. The bylaws of Micro shall provide that if, as a result of the death, resignation or removal of a director, a vacancy is created on the Board, the vacancy shall be filled in the following manner with individuals with the following qualifications: (a) if the vacancy resulted from the death, resignation or removal of a Family Director, the vacancy shall be filled by vote of a majority of the remaining Family Directors; (b) if the vacancy resulted from the death, resignation or removal of the Management Director, the vacancy shall be filled by a person qualifying to be a Management Director as designated by the chief executive officer of Micro; and (c) if the vacancy resulted from the death, resignation or removal of an Independent Director, the vacancy shall be filled by a person qualifying to be an Independent Director nominated by the Nominating Committee and approved by a majority of the entire Board then in office. The bylaws of Micro shall provide that if such vacancy on the Board also creates a vacancy on any committee thereof, the Board will appoint such replacement director elected in accordance with this Section 2.3 to fill the committee position or positions held by his or her predecessor.

         SECTION 2.4  COMMITTEES.

         (a)     GENERAL.   The bylaws of Micro shall provide for the
designation, qualification and composition of the Board committees as set forth below and shall provide that all committees shall act by vote of the majority of the entire number of directors which constitute the committee.

         i. NOMINATING COMMITTEE. The Nominating Committee will consist of three (3) directors, two of whom will be Family Directors, and one of whom will be the Management Director.

         ii. EXECUTIVE COMMITTEE. The Executive Committee will consist of three (3) directors, one of whom will be a Family Director, one of whom will be the Management Director and one of whom will be an Independent Director.


         iii. COMPENSATION COMMITTEE. The Compensation Committee will consist of three (3) directors, one of whom will be a Family Director, and two of whom will be Independent Directors. The Compensation Committee shall establish the compensation of all executive officers of Micro and shall administer all stock option, purchase and equity incentive plans.

         iv. AUDIT COMMITTEE. The Audit Committee will consist of at least three (3) directors. At least a majority of the members of the Audit Committee will be Independent Directors.

         (b) SELECTION AND REMOVAL OF COMMITTEE MEMBERS. The bylaws shall provide that the Nominating Committee shall name the directors to serve on the Board committees and shall direct





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the Nominating Committee to follow the qualification requirements set forth in
Sections 2.2 and 2.4(a). A Committee member shall be subject to removal from his or her position as a Committee member by the vote of a majority of the members of the Nominating Committee.

         SECTION 2.5  ACTIONS REQUIRING CONSENT OF APPROVING FAMILY
STOCKHOLDERS.

         (a) SIGNIFICANT ACTIONS. In addition to any vote required by applicable law, the bylaws shall provide that so long as this Agreement remains effective, the following actions ("Significant Actions") will not be taken by or on behalf of Micro without the written approval of Approving Family Stockholders, acting in their sole discretion, holding at least a majority of the Approving Voting Power held by all of the Approving Family Stockholders:

                 (i) any sale or other disposition or transfer of all or substantially all of the assets of Micro (considered together with its subsidiaries);

                 (ii) any merger, consolidation or share exchange involving Micro, other than mergers effected for administrative reasons of subsidiaries owned at least 90% by Micro which under applicable law can be effected without stockholder approval;

                 (iii) any issuance (or transfer from treasury) of additional equity, convertible securities, warrants or options with respect to the capital stock of Micro, or any of its subsidiaries, or the adoption of any additional equity plans by or on behalf of Micro or any of its subsidiaries except for (A) options granted or stock sold in the ordinary course of business pursuant to plans approved by the Family Stockholders, and (B) the issuance of Micro Common Shares valued at Fair Market Value in acquisitions as to which no approval is required under subsection (iv) of this Section or as to which approval has been obtained under subsection (iv) of this Section;

                 (iv) any acquisition by or on behalf of Micro or one of its subsidiaries involving a total aggregate consideration in excess of 10% of Micro's stockholders' equity calculated in accordance with generally accepted accounting principles for the most recent quarter for which financial information is available (after taking into account the amount of any indebtedness for borrowed money to be assumed or discharged by Micro or any of its subsidiaries and any amounts required to be contributed, invested or borrowed by Micro or any of its subsidiaries if such contribution, investment or borrowing is reasonably contemplated by Micro to be necessary within 12 months after the date of the acquisition);

                 (v) guaranteeing indebtedness of an entity other than a subsidiary of Micro exceeding 5% of Micro's stockholders' equity calculated in accordance with generally accepted accounting principles for the most recent quarter for which financial information is available;





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
                 (vi) incurrence of indebtedness by Micro after the consummation of the initial public offering of Micro Common Shares (other than indebtedness incurred after the initial public offering of Micro which renews or replaces a previously existing facility so long as the aggregate amount of indebtedness is not increased) in a transaction which could be reasonably expected to reduce Micro's investment rating lower than one grade below the ratings of Micro by Moody's Investors Service ("Moody's"), Fitch Investors Service, L.P. ("Fitch") or Standard & Poor's Rating Group ("Standard & Poor's") immediately following the initial public offering, but in any event incurrence of indebtedness by Micro after the consummation of the initial public offering which could be reasonably expected to reduce such investment rating lower than Baa by Moody's; BBB- by Fitch; or BBB- by Standard & Poor's; and

                 (vii) any other transaction having substantially the same effect as a transaction described in clauses (i) through (vi) of this
         Section 2.5.

         (b) NOTICES AND INFORMATION REQUIRED TO BE GIVEN. Micro shall give notice to each of the Approving Family Stockholders of any potential, proposed or contemplated Significant Action, along with all information that Micro believes in good faith that an Approving Family Stockholder might reasonably consider to be material in deciding whether or not to approve such Significant Action (an "Approving Family Stockholder Notice"). An Approving Family Stockholder Notice will be given by Micro to each of the Approving Family Stockholders as soon as is practicable under the circumstances, but in no event later than five (5) days prior to the date on which the Significant Action is expected to occur. Micro shall be deemed to have given the required Approving Family Stockholder Notice to each Approving Family Stockholder when the Family Agent receives such Approving Family Stockholder Notice consistent with the requirements of Sections 2.5 and 3.3 and a copy of such Approving Family Stockholder Notice is delivered to Bass, Berry & Sims PLC, Attention:
Leigh Walton, by telecopy to (615) 742-6298 or by physical delivery to 2700 First American Center, Nashville, TN 37238-2700.

         (c) CONSENT DEEMED TO BE GIVEN. The approval of each Significant Action required to be given by the Approving Family Stockholders consistent with Section 2.5(a) will be deemed to have been given by the Approving Family Stockholders if Micro does not receive communications from the Family Agent withholding such approval within five (5) business days from the Date of Confirmation. For purposes of this Section 2.5(c) "Date of Confirmation" means the day Micro confirms the actual receipt of such Approving Family Stockholder Notice by the Family Agent and Bass, Berry & Sims PLC consistent with the requirements of Sections 2.5 and 3.3.

         (d) APPROVING FAMILY STOCKHOLDER VOTING POWER. With respect to any vote pursuant to Section 2.5, and as of any given date, each Approving Family Stockholder shall be entitled to cast a number of votes equal to (i) the Outstanding Voting Power of all Micro Common Shares owned of record by such Approving Family Stockholder, plus (ii) any voting power attributed to such Approving Family Stockholder under Exhibit A hereto.





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
         SECTION 2.6  OTHER CORPORATE GOVERNANCE PROVISIONS; LIABILITY
INSURANCE.

         (a) GOVERNANCE BY BOARD. Micro will be managed by or under the direction of its Board. The bylaws of Micro shall provide that each member of the Board, and all committees of the Board, shall have at all times full access to the books and records of Micro and all minutes of stockholder, Board and committee meetings, proceedings and actions and that each member of the Board shall have the right to add items to any agenda for a meeting of the Board. The bylaws of Micro shall also provide that during the period of time between each regularly scheduled meeting of the Board, management decisions requiring the immediate attention of the Board may be made with the approval of a majority of the members of the Executive Committee; provided, however, that the Executive Committee will not have the authority to approve any of the following items,
all of which require the approval of the Board:   (i) any action that would
require the approval of the holders of a majority of the Approving Voting Power held by the Approving Family Stockholders under Section 2.5 above or that would require approval of the holders of a majority of the Micro Common Shares under applicable law or under the certificate of incorporation or bylaws of Micro (provided, however, that subject to applicable law, the Board shall be entitled to delegate to the Executive Committee the authority to negotiate and finalize actions, the general terms of which have been approved by the Board); (ii) any acquisition with a total aggregate consideration in excess of 2% of Micro's stockholders' equity calculated in accordance with generally accepted accounting principles for the most recent quarter for which financial information is available (after taking into account the amount of any indebtedness to be assumed or discharged by Micro or any of its subsidiaries and any amounts required to be contributed, invested or borrowed by Micro or any of its subsidiaries); (iii) any action outside of the ordinary course of business of Micro; or (iv) any other action involving a material shift in policy or business strategy for the Board.

         (b)     DIRECTORS' LIABILITY INSURANCE.    Unless otherwise agreed by
the written consent of the Family Stockholders, Micro shall maintain, to the extent commercially available at reasonable rates, for the benefit of the directors adequate directors' liability insurance to cover the reasonably anticipated risks associated with their positions. Micro shall enter into contracts with directors which assure them of indemnification to the full extent allowable by law both while they serve as directors and thereafter and the Micro certificate of incorporation will include all applicable provisions necessary to effect the maximum protection provided by Section 102(b)(7) of the Delaware General Corporation Law.


         SECTION 2.7  AGREEMENT TO VOTE; BEST EFFORTS.

         (a) GENERALLY. Each party to this Agreement agrees (i) to use its best efforts to take all actions necessary to cause the Family Directors, the Management Director and the Independent Directors to be elected or appointed to the Board, (ii) to act in a manner consistent with the intent of this Agreement in nominating and electing persons to be directors and in filling any vacancy in the membership of the Board, and (iii) to take such other necessary or appropriate actions as may be required to give effect to the provisions of this Agreement.





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
         (b) AMENDMENT OF CLASS A AND B SHARES. The provisions of the certificate of incorporation of Micro relating to the Micro Common Shares will not be altered without the consent of a majority of the Outstanding Voting Power held by the Family Stockholders.

         (c) AMENDMENT OF BYLAWS. The bylaws of Micro shall provide that, during the term of this Agreement, (i) the stockholders may alter, amend, restate or repeal such bylaws or any of them, or make new bylaws, only by the affirmative vote of the holders of 75 % of the voting power of the then outstanding Micro Common Shares and (ii) the Board may alter, amend, restate or repeal such bylaws or any of them, or make new bylaws, only by the affirmative vote of three-quarters (3/4) of the members of the entire Board.

         (d) NO CONFLICTING PROVISIONS OF CERTIFICATE OF INCORPORATION OR BYLAWS. Except as may be required by applicable law, during the term of this Agreement, the parties hereto agree to use their best efforts to prevent any provision of Micro's certificate of incorporation or bylaws from containing any terms inconsistent with the provisions of this Agreement, and from being amended, modified, supplemented, restated or repealed in a manner inconsistent with the provisions of this Agreement.

         SECTION 2.8 TERMINATION. This Agreement will terminate and be of no further force or effect on the first date on which the Family Stockholders and their Permitted Transferees together hold beneficially less than 25,000,000 Micro Common Shares (as such number is equitably adjusted to reflect stock splits, stock dividends, recapitalizations or other transactions in the capital stock of Micro).


                                   ARTICLE 3

                                 MISCELLANEOUS

         SECTION 3.1 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

         SECTION 3.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

         SECTION 3.3 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice shall be on file with the Secretary of Micro. Except as otherwise provided herein, each such notice, request or other communication shall





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
be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature pages hereof and the appropriate confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 3.3.

         SECTION 3.4 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

         SECTION 3.5 SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         SECTION 3.6 SUCCESSORS, ASSIGNS, TRANSFEREES. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Notwithstanding the foregoing, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto; provided that each Family Stockholder agrees that, in connection with any transfer by such Family Stockholder of Micro Common Shares after the Split-Off to a Permitted Transferee (as defined herein), such Family Stockholder shall assign its rights hereunder with respect to the shares so transferred to the transferee of such Micro Common Shares. In such event, such transferee shall execute and deliver to Micro an instrument or instruments substantially in the form of Exhibit B hereto confirming that the transferee has agreed to be bound, to the same extent and in the same manner as the transferor, by the terms of this Agreement, a copy of which instrument shall be maintained on file with the Secretary of Micro and shall include the address of such transferee to which notices hereunder shall be sent. Neither this Agreement nor any provision hereof shall be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, those who agree to be bound hereby and their respective successors and permitted assigns.

         SECTION 3.7  AMENDMENTS: WAIVERS.

         (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.





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
         (b) Neither this Agreement nor any term or provision hereof may be amended or waived except by an instrument in writing signed, in the case of an amendment, by each of the parties hereto and, in the case of waiver, by the party against whom the enforcement of such waiver is sought.

         SECTION 3.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 3.9 REMEDIES. The parties hereby acknowledge and agree that in the event of any breach of this Agreement, the parties would be irreparably harmed and could not be made whole by monetary damages. Each party hereto accordingly agrees (i) not to assert by way of defense or otherwise that a remedy at law would be adequate, and (ii) in addition to any other remedy to which the parties may be entitled, that the remedy of specific performance of this Agreement is appropriate in any action in court.

         SECTION 3.10 CONSENT TO JURISDICTION. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any court of the State of Delaware or any United States Federal Court sitting in the State of Delaware over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereto waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 3.10. Nothing in this paragraph shall affect or limit any right to serve process in any manner permitted by law, to bring proceedings in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

         SECTION 3.11 RELIANCE ON CORPORATE RECORDS OF MICRO. For purposes of this Agreement, Micro shall be entitled to determine the identity or existence of one or more Family Stockholders, Approving Family Stockholders and their Permitted Transferees by relying on the shareholder and other records of Micro.

         SECTION 3.12 ACTIONS BY FAMILY STOCKHOLDERS. Except as otherwise provided herein, all actions required to be taken hereunder by the Family Stockholders shall be taken by the holders of a majority of the Outstanding Voting Power held by the Family Stockholders.

         SECTION 3.13 ACTIONS BY THE APPROVING FAMILY STOCKHOLDERS; FAMILY
AGENT.

         (a) All actions required to be taken hereunder by the Approving Family Stockholders shall be taken by the holders of a majority of the Approving Voting Power held by the Approving Family Stockholders.

         (b) The Approving Family Stockholders agree to appoint a Person to serve as Family Agent on or before the date of the Split-Off, and to maintain a Family Agent for the duration of this Agreement. The appointment of a Person to serve as Family Agent shall become effective upon the receipt by Micro of a written notice pursuant to Section 3.3 of such appointment by the holders of a majority of the Approving Voting Power held by the Approving Family Stockholders. The Family Agent is authorized to report the decisions of the Approving Family Stockholders, and Micro shall be entitled to rely on a written statement from the Family Agent as to actions taken by the Approving Family Stockholders.

         (c) A Family Agent shall serve in the agency capacity set forth in this Agreement until (i) this Agreement terminates pursuant to Section 2.8 or
(ii) Micro receives notice from the holders of a majority of the Approving Voting Power held by the Approving Family Stockholders that another Person has been appointed as the Family Agent.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                      INGRAM MICRO INC.

                                      By:
                                         -------------------------------
                                         Name:
                                               -------------------------
                                         Title:
                                               -------------------------
                                         1600 East Saint Andrew Place
                                         Santa Ana, California  92705
                                         Telecopy: 714-566-7900


                                      -----------------------------------
                                      Martha R. Ingram
                                      120 Hillwood Drive
                                      Nashville, TN 37215


                                      -----------------------------------
                                      Orrin H. Ingram, II
                                      1475 Moran Road
                                      Franklin, TN 37069


                                      -----------------------------------
                                      John R. Ingram
                                      311 Jackson Boulevard
                                      Nashville, TN  37205

                                      -------------------------------------
                                      David B. Ingram
                                      4417 Tyne Boulevard
                                      Nashville, TN  37215


                                      -------------------------------------
                                      Robin B. Ingram Patton
                                      1600 Chickering Road
                                      Nashville, TN  37215



                                      QTIP MARITAL TRUST CREATED UNDER
                                      THE E. BRONSON INGRAM REVOCABLE
                                      TRUST AGREEMENT DATED JANUARY 4, 1995

                                      By:   MARTHA R. INGRAM, ORRIN H.
                                            INGRAM, JOHN R. INGRAM,
                                            DAVID B. INGRAM AND ROBIN B.
                                            INGRAM PATTON, as Co-Trustees

                                      By:
                                         ----------------------------------
                                         Name:        Martha R. Ingram
                                         Title:       Co-Trustee
                                         Address:     120 Hillwood Drive
                                                      Nashville, TN 37215


                                      By:
                                         ----------------------------------
                                         Name:        Orrin H. Ingram
                                         Title:       Co-Trustee
                                         Address:     1475 Moran Road
                                                      Franklin, TN 13706


                                      By:
                                         ----------------------------------
                                         Name:        John R. Ingram
                                         Title:       Co-Trustee
                                         Address:     311 Jackson Boulevard
                                                      Nashville, TN 37205

                                      By:
                                         -----------------------------------
                                         Name:        David B. Ingram
                                         Title:       Co-Trustee
                                         Address:     4417 Tyne Boulevard
                                                      Nashville, TN 37215

                                      By:
                                         -----------------------------------
                                         Name:      Robin B. Ingram Patton
                                         Title:     Co-Trustee
                                         Address:   1600 Chickering Road
                                                    Nashville, TN 37215



                                      E. BRONSON INGRAM 1995 CHARITABLE
                                      REMAINDER 5% UNITRUST

                                      By: MARTHA R. INGRAM, as Trustee

                                      By:
                                         -----------------------------------
                                      Name:        Martha R. Ingram
                                      Title:       Trustee
                                      Address:     120 Hillwood Drive
                                                   Nashville, TN  37215



                                      MARTHA AND BRONSON INGRAM
                                      FOUNDATION

                                      By: ORRIN H. INGRAM, JOHN R. INGRAM,
                                          DAVID B. INGRAM, AND ROBIN
                                          BIGELOW INGRAM PATTON,
                                          as Co-Trustees

                                      By:
                                         -----------------------------------
                                         Name:        Orrin H. Ingram
                                         Title:       Co-Trustee
                                         Address:     1475 Moran Road
                                                      Franklin, TN   37069

                                      By:
                                         -----------------------------------
                                         Name:        John R. Ingram
                                         Title:       Co-Trustee
                                         Address:     311 Jackson Boulevard
                                                      Nashville, TN 37205

                                      By:
                                         ----------------------------------
                                         Name:        David B. Ingram
                                         Title:       Co-Trustee
                                         Address:     4417 Tyne Boulevard
                                                      Nashville, TN 37215

                                      By:
                                         ----------------------------------
                                         Name:        Robin Bigelow Ingram
                                                      Patton
                                         Title:       Co-Trustee
                                         Address:     1600 Chickering Road
                                                      Nashville, TN 37215



                                      E. BRONSON INGRAM 1994
                                      CHARITABLE LEAD ANNUITY TRUST

                                      By: ORRIN H. INGRAM, JOHN R. INGRAM,
                                          DAVID B. INGRAM, AND ROBIN B.
                                          INGRAM PATTON, as Co-Trustees

                                      By:
                                         ----------------------------------
                                         Name:        Orrin H. Ingram
                                         Title:       Co-Trustee
                                         Address:     1475 Moran Road
                                                      Franklin, TN   37069


                                      By:
                                         ----------------------------------
                                         Name:        John R. Ingram
                                         Title:       Co-Trustee
                                         Address:     311 Jackson Boulevard
                                                      Nashville, TN 37205



                                      By:
                                         ----------------------------------
                                         Name:        David B. Ingram
                                         Title:       Co-Trustee
                                         Address:     4417 Tyne Boulevard
                                                      Nashville, TN 37215

                                     By:
                                        --------------------------------
                                        Name:      Robin B. Ingram Patton
                                        Title:     Co-Trustee
                                        Address:   1600 Chickering Road
                                                   Nashville, TN 37215



                                     TRUST FOR ORRIN HENRY INGRAM, II,
                                     UNDER AGREEMENT WITH E. BRONSON
                                     INGRAM DATED OCTOBER 27, 1967


                                     By: SUNTRUST BANK, ATLANTA,
                                         MARTHA R. INGRAM AND FREDERIC
                                         B. INGRAM, AS CO-TRUSTEES


                                     By:
                                        --------------------------------
                                        Name:
                                        Title:
                                        Address:    Suntrust Bank, Atlanta
                                                    Attn: Thomas A. Shanks, Jr.
                                                    Trust Company Tower
                                                    25 Park Place, 2nd Floor
                                                    Atlanta, GA 30303

                                     By:
                                        --------------------------------
                                        Name:        Martha R. Ingram
                                        Title:       Co-Trustee
                                        Address:     120 Hillwood Drive
                                                     Nashville, TN 37215



                                     By:
                                        --------------------------------
                                        Name:        Frederic B. Ingram
                                        Title:       Co-Trustee
                                        Address:     813 Greenway Dr.
                                                     Beverly Hills, CA 90210

                                       TRUST FOR ORRIN HENRY INGRAM, II,
                                       UNDER AGREEMENT WITH E. BRONSON INGRAM
                                       DATED JUNE 14, 1968


                                       By: SUNTRUST BANK, ATLANTA AND
                                           MARTHA R. INGRAM, AS CO-TRUSTEES


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:
                                           Address:  Suntrust Bank, Atlanta
                                                     Attn: Thomas A. Shanks, Jr.
                                                     Trust Company Tower
                                                     25 Park Place, 2nd Floor
                                                     Atlanta, GA 30303


                                       By:
                                           ----------------------------------
                                           Name:        Martha R. Ingram
                                           Title:       Co-Trustee
                                           Address:     120 Hillwood Drive
                                                        Nashville, TN 37215




                                       TRUST FOR ORRIN HENRY INGRAM, II, UNDER
                                       AGREEMENT WITH HORTENSE B. INGRAM
                                       DATED DECEMBER 22, 1975

                                       By: SUNTRUST BANK, ATLANTA,
                                             Trustee

                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:
                                           Address:  Suntrust Bank, Atlanta
                                                     Attn: Thomas A. Shanks, Jr.
                                                     Trust Company Tower
                                                     25 Park Place, 2nd Floor
                                                     Atlanta, GA 30303

                                      THE ORRIN H. INGRAM IRREVOCABLE TRUST
                                      DATED JULY 9, 1992

                                      By: ROY E. CLAVERIE, as Trustee

                                      By:
                                          -------------------------------------
                                          Name:        Roy E. Claverie
                                          Title:       Trustee
                                          Address:     6107 Hickory Valley Road
                                                       Nashville, TN 37205



                                      TRUST FOR THE BENEFIT OF ORRIN H. INGRAM
                                      ESTABLISHED BY MARTHA R. RIVERS UNDER
                                      AN AGREEMENT OF TRUST ORIGINALLY
                                      DATED APRIL 30, 1982, AS AMENDED

                                      By: ROY E. CLAVERIE, as Trustee

                                      By:
                                          -------------------------------------
                                          Name:        Roy E. Claverie
                                          Title:       Trustee
                                          Address:     6107 Hickory Valley Road
                                                       Nashville, TN 37205




                                      TRUST FOR JOHN RIVERS INGRAM, UNDER
                                      AGREEMENT WITH E. BRONSON INGRAM DATED
                                      OCTOBER 27, 1967



                                      By: SUNTRUST BANK, ATLANTA, MARTHA R.
                                          INGRAM AND FREDERIC B. INGRAM, AS
                                          CO-TRUSTEES


                                      By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------

                                          Title:
                                                 ------------------------------
                                          Address:  Suntrust Bank, Atlanta
                                                    Attn: Thomas A. Shanks, Jr.
                                                    Trust Company Tower
                                                    25 Park Place, 2nd Floor
                                                    Atlanta, GA 30303

                                        By:
                                           -------------------------------------
                                           Name:     Martha R.Ingram
                                           Title:    Co-Trustee
                                           Address:  120 Hillwood Drive
                                                     Nashville, TN 37215


                                        By:
                                           -------------------------------------
                                           Name:     Frederic B. Ingram
                                           Title:    Co-Trustee
                                           Address:  813 Greenway Dr.
                                                     Beverly Hills, CA 90210



                                        TRUST FOR JOHN RIVERS INGRAM, UNDER
                                        AGREEMENT WITH E. BRONSON INGRAM
                                        DATED JUNE 14, 1968



                                        By: SUNTRUST BANK, ATLANTA AND
                                            MARTHA R. INGRAM, AS CO-TRUSTEES


                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------
                                           Address: Suntrust Bank, Atlanta
                                                    Attn: Thomas A. Shanks, Jr.
                                                    Trust Company Tower
                                                    25 Park Place, 2nd Floor
                                                    Atlanta, GA  30303



                                        By:
                                           ------------------------------------
                                           Name:    Martha R.Ingram
                                           Title:   Co-Trustee
                                           Address: 120 Hillwood Drive
                                                    Nashville, TN 37215

                                        TRUST FOR JOHN RIVERS INGRAM, UNDER
                                        AGREEMENT WITH HORTENSE B. INGRAM
                                        DATED DECEMBER 22, 1975

                                        By: SUNTRUST BANK, ATLANTA, Trustee


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Address: Suntrust Bank, Atlanta
                                                    Attn:  Thomas A. Shanks, Jr.
                                                    Trust Company Tower
                                                    25 Park Place, 2nd Floor
                                                    Atlanta, GA  30303



                                        THE JOHN R. INGRAM IRREVOCABLE TRUST
                                        DATED JULY 9, 1992

                                        By: ROY E. CLAVERIE, as Trustee

                                        By:
                                           -------------------------------------
                                           Name:    Roy E. Claverie
                                           Title:   Trustee
                                           Address: 6107 Hickory Valley Road
                                                    Nashville, TN 37205



                                        TRUST FOR THE BENEFIT OF JOHN R. INGRAM
                                        ESTABLISHED BY MARTHA R. RIVERS UNDER
                                        AN AGREEMENT OF TRUST ORIGINALLY
                                        DATED APRIL 30, 1982, AS AMENDED

                                        By: ROY E. CLAVERIE, as Trustee

                                        By:
                                           -------------------------------------
                                           Name:    Roy E. Claverie
                                           Title:   Trustee
                                           Address: 6107 Hickory Valley Road
                                                    Nashville, TN  37205

                                        THE JOHN AND STEPHANIE INGRAM FAMILY
                                        1996 GENERATION SKIPPING TRUST

                                        By: WILLIAM S. JONES, as Trustee


                                        By:
                                           -------------------------------------
                                           Name:    William S. Jones
                                           Title:   Trustee
                                           Address: c/o Ingram Industries Inc.
                                                    4400 Harding Road
                                                    Nashville, TN 37205



                                        TRUST FOR DAVID B. INGRAM, UNDER
                                        AGREEMENT WITH E. BRONSON INGRAM
                                        DATED OCTOBER 27, 1967

                                        By: SUNTRUST BANK, ATLANTA, MARTHA R.
                                        INGRAM AND FREDERIC B. INGRAM, AS
                                        CO-TRUSTEES

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Address: Suntrust Bank, Atlanta
                                                    Attn: Thomas A. Shanks, Jr.
                                                    Trust Company Tower
                                                    25 Park Place, 2nd Floor
                                                    Atlanta, GA 30303


                                        By:
                                           -------------------------------------
                                           Name:    Martha R. Ingram
                                           Title:   Co-Trustee
                                           Address: 120 Hillwood Drive
                                                    Nashville, TN 37215



                                        By:
                                           -------------------------------------
                                           Name:    Frederic B. Ingram
                                           Title:   Co-Trustee
                                           Address: 813 Greenway Dr.
                                                    Beverly Hills, CA 90210

                                        TRUST FOR DAVID B. INGRAM, UNDER
                                        AGREEMENT WITH E. BRONSON INGRAM
                                        DATED JUNE 14, 1968

                                        By: SUNTRUST BANK, ATLANTA AND MARTHA
                                            R. INGRAM, AS CO-TRUSTEES

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Address: Suntrust Bank, Atlanta
                                                    Attn: Thomas A. Shanks, Jr.
                                                    Trust Company Tower
                                                    25 Park Place, 2nd Floor
                                                    Atlanta, GA 30303

                                        By:
                                           -------------------------------------
                                           Name:    Martha R. Ingram
                                           Title:   Co-Trustee
                                           Address: 120 Hillwood Drive
                                                    Nashville, TN 37215



                                        TRUST FOR DAVID B. INGRAM, UNDER
                                        AGREEMENT WITH HORTENSE B. INGRAM
                                        DATED DECEMBER 22, 1975

                                        By: SUNTRUST BANK, ATLANTA, Trustee


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Address: Suntrust Bank, Atlanta
                                                    Attn: Thomas A. Shanks, Jr.
                                                    Trust Company Tower
                                                    25 Park Place, 2nd Floor
                                                    Atlanta, GA 30303

                                        THE DAVID B. INGRAM IRREVOCABLE
                                        TRUST DATED JULY 9, 1992

                                        By: ROY E. CLAVERIE, as Trustee

                                        By:
                                           -------------------------------------
                                           Name:    ROY E. CLAVERIE
                                           Title:   Trustee
                                           Address: 6107 Hickory Valley Road
                                                    Nashville, TN 37205



                                        TRUST FOR THE BENEFIT OF DAVID B.
                                        INGRAM ESTABLISHED BY MARTHA R.
                                        RIVERS UNDER AN AGREEMENT OF TRUST
                                        ORIGINALLY DATED APRIL 30, 1982, AS
                                        AMENDED

                                        By: ROY E. CLAVERIE, as Trustee

                                        By:
                                           -------------------------------------
                                           Name:    Roy E. Claverie
                                           Title:   Trustee
                                           Address: 6107 Hickory Valley Road
                                                    Nashville, TN 37205



                                        DAVID AND SARAH INGRAM FAMILY 1996
                                        GENERATION SKIPPING TRUST

                                        By: THOMAS H. LUNN, AS TRUSTEE


                                        By:
                                           -------------------------------------
                                           Name:    Thomas H. Lunn
                                           Title:   Trustee
                                           Address: 509 Sugartree Lane
                                                    Franklin, TN 37064

                                        TRUST FOR ROBIN BIGELOW INGRAM, UNDER
                                        AGREEMENT WITH E. BRONSON INGRAM
                                        DATED OCTOBER 27, 1967


                                        By: SUNTRUST BANK, ATLANTA MARTHA R.
                                            INGRAM AND FREDERIC B. INGRAM, AS
                                            CO-TRUSTEES

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Address: Suntrust Bank, Atlanta
                                                    Attn: Thomas A. Shanks, Jr.
                                                    Trust Company Tower
                                                    25 Park Place, 2nd Floor
                                                    Atlanta, GA  30303

                                        By:
                                           -------------------------------------
                                           Name:    Martha R. Ingram
                                           Title:   Co-Trustee
                                           Address: 120 Hillwood Drive
                                                    Nashville, TN 37215


                                        By:
                                           -------------------------------------
                                           Name:    Frederic B. Ingram
                                           Title:   Co-Trustee
                                           Address: 813 Greenway Dr.
                                                    Beverly Hills, CA 90210


                                        TRUST FOR ROBIN BIGELOW INGRAM, UNDER
                                        AGREEMENT WITH E. BRONSON INGRAM
                                        DATED JUNE 14, 1968


                                        By: SUNTRUST BANK, ATLANTA AND
                                            MARTHA R. INGRAM, AS CO-TRUSTEES

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Address: Suntrust Bank, Atlanta
                                                    Attn: Thomas A. Shanks, Jr.
                                                    Trust Company Tower
                                                    25 Park Place, 2nd Floor
                                                    Atlanta, GA  30303

                                        By:
                                           -------------------------------------
                                           Name:    Martha R. Ingram
                                           Title:   Co-Trustee
                                           Address: 120 Hillwood Drive
                                                    Nashville, TN 37215



                                        TRUST FOR ROBIN BIGELOW INGRAM, UNDER
                                        AGREEMENT WITH HORTENSE B. INGRAM
                                        DATED DECEMBER 22, 1975


                                        By: SUNTRUST BANK, ATLANTA, Trustee


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Address: Suntrust Bank, Atlanta
                                                    Attn: Thomas A. Shanks, Jr.
                                                    Trust Company Tower
                                                    25 Park Place, 2nd Floor
                                                    Atlanta,  GA 30303



                                        THE ROBIN INGRAM PATTON IRREVOCABLE
                                        TRUST DATED JULY 9, 1992

                                        By: ROY E. CLAVERIE, as Trustee


                                        By:
                                           -------------------------------------
                                           Name:    Roy E. Claverie
                                           Title:   Trustee
                                           Address: 6107 Hickory Valley Road
                                                    Nashville, TN 37205

                                        TRUST FOR THE BENEFIT OF ROBIN B.
                                        INGRAM ESTABLISHED BY MARTHA R.
                                        RIVERS UNDER AN AGREEMENT OF TRUST
                                        ORIGINALLY DATED APRIL 30, 1982, AS
                                        AMENDED

                                        By: ROY E. CLAVERIE, as Trustee


                                        By:
                                           -------------------------------------
                                           Name:    Roy E. Claverie
                                           Title:   Trustee
                                           Address: 6107 Hickory Valley Road
                                                    Nashville, TN 37205

                                   EXHIBIT A


ATTRIBUTION OF APPROVING VOTING POWER

1. With respect to any vote pursuant to Section 2.5, and as of any given date, Martha R. Ingram shall be attributed and entitled to cast a number of votes equal to the Outstanding Voting Power of all Micro Common Shares owned by the Trust for John Rivers Ingram, under an Agreement with E. Bronson Ingram dated June 14, 1968, plus the Outstanding Voting Power of all Micro Common Shares owned by the Trust for David B. Ingram, under an Agreement with E. Bronson Ingram dated October 27, 1967, plus the Outstanding Voting Powerof all Micro Common Shares owned by the Trust for the Benefit of David Bronson Ingram, dated June 14, 1968, plus the Outstanding Voting Power of all Micro Common Shares owned by the Trust for Robin Bigelow Ingram, under an Agreement with E. Bronson Ingram dated June 14, 1968.

2. With respect to any vote pursuant to Section 2.5, and as of any given date, Orrin H. Ingram, II shall be attributed and entitled to cast a number of votes equal to twenty-five percent (25%) of the Outstanding Voting Power of all Micro Common Shares owned by the E. Bronson Ingram 1994 Charitable Lead Annuity Trust.

3. With respect to any vote pursuant to Section 2.5, and as of any given date, John R. Ingram shall be attributed and entitled to cast a number of votes equal to twenty-five percent (25%) of the Outstanding Voting Power of all Micro Common Shares owned by the E. Bronson Ingram 1994 Charitable Lead Annuity Trust.

4. With respect to any vote pursuant to Section 2.5, and as of any given date, David B. Ingram shall be attributed and entitled to cast a number of votes equal to twenty-five percent (25%) of the Outstanding Voting Power of all Micro Common Shares owned by the E. Bronson Ingram 1994 Charitable Lead Annuity Trust.

5. With respect to any vote pursuant to Section 2.5, and as of any given date, Robin B. Ingram Patton shall be attributed and entitled to cast a number of votes equal to twenty-five percent (25%) of the Outstanding Voting Power of all Micro Common Shares owned by the E. Bronson Ingram 1994 Charitable Lead Annuity Trust.

                                   EXHIBIT B



                         FORM OF AGREEMENT TO BE BOUND



                                                     [DATE]


To the Parties to the Board Representation Agreement
Dated as of _______, ____


Ladies and Gentlemen:

         Reference is made to the Board Representation Agreement (THE "AGREEMENT") dated as of __________ among Ingram Micro Inc. and the Persons listed on the signature pages thereof.

         In consideration of the transfer to the undersigned of Micro Common Shares (as defined in the Agreement), the undersigned hereby confirms and agrees to be bound by all of the provisions of the Agreement applicable to the transferor.

         This letter shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.


                                       Very truly yours,



                                       -------------------------------------
                                       Permitted Transferee